                                                                   Exhibit 10.35

                              AMENDMENT AND WAIVER

        AMENDMENT AND WAIVER, dated as of February 26, 2002 (this "Amendment"),
                                                                   ---------
to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions
---------                                  -------
parties thereto (the "Lenders") and the Agents.
                      -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to Company;

        WHEREAS, Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used
                   -------------
herein shall have the meanings given to them in the Credit Agreement.

        SECTION 2. Amendments to Credit Agreement.
                   ------------------------------

    (a) Amendments to Subsection 1.1. Subsection 1.1 of the Credit Agreement is
        ----------------------------
hereby amended by deleting the term "Subordinated Notes" and adding the following defined terms in proper alphabetical order:

    "Short-Term Lender" means JPMorgan Chase Bank and any other participating
     -----------------
Lender.

    "Short-Term Loans" has the meaning assigned to that term in subsection 2.9.
     ----------------

    "Sponsor Equity Issuance" means the issuance of preferred or common capital
     -----------------------
stock of the Borrower with a value of up to $5,000,000 to any of the MDC Entities, Fenway or UBS to repurchase receivables previously sold to the MDC Entities, Fenway or UBS under the receivables purchase facility existing pursuant to the Receivables Purchase Agreement, dated as of April 19, 2000, between Company and JPMorgan Chase Bank.

    "Subordinated Notes" means collectively the Existing Subordinated Notes and
     ------------------
the Tack-on Notes.

     "Tack-on Notes" means the 8-3/4% senior subordinated notes due 2008 issued
      -------------
in 2002 in an amount of up to $85,000,000 pursuant to a supplement to the Existing Subordinated Note Indenture governing the 8-3/4% Senior Subordinated Notes of Company due 2008 issued on July 1, 1998 and having terms and conditions substantially identical thereto.

     (b) Amendment to Section 2. Section 2 of the Credit Agreement is hereby
         ----------------------
amended by adding the following subsection in the proper numerical order:

         2.9 Short-Term Loans. Subject to the terms and conditions hereof,
             ----------------
Company may request that the Short-Term Lenders make a loan (the "Short-Term
                                                                  ----------
Loan", which so long as it shall be outstanding shall be a "Loan" hereunder)
----
under this Agreement to Company on the contemplated date of issuance of the Tack-on Notes in an aggregate principal amount equal to $50,000,000, which shall be deposited into a deposit account at JPMorgan Chase Bank which shall be a blocked account until payment of the Short-Term Loan. The Short-Term Loan shall be used for the purposes identified in subsection 2.5E. The Short-Term Loan shall be due and payable on the stated maturity date as provided for in a separate promissory note, and shall be paid on such date from (a) if the Tack-on Notes are issued, the proceeds of such Tack-on Notes as provided in subsection 2.4C(ii) or (b) if the Tack-on Notes are not issued, the funds on deposit in such account at JPMorgan Chase Bank, unless otherwise agreed by Company and the Short-Term Lenders. Company hereby agrees that JPMorgan Chase Bank may debit such account to repay the Short-Term Loan with such funds on deposit. The Short-Term Loan shall not have any scheduled principal repayments prior to such maturity date. Company may make only one borrowing of the Short-Term Loan. Amounts borrowed under this subsection 2.9 and subsequently prepaid may not be reborrowed. The Short-Term Loan may be prepaid by Company at any time from the funds on deposit in such account at JPMorgan Chase Bank, and shall be subject to mandatory prepayment as provided in subsection 2.4C(ii). Company shall pay interest on and fees in relation to the Short-Term Loan as separately agreed upon by Company and the Short-Term Lenders.

     (c) Amendments to Subsection 2.2B. Subsection 2.2B of the Credit Agreement
         -----------------------------
is hereby amended by deleting the phrase "either a one-, two- or three-month period;" from the first sentence thereof and substituting in lieu thereof the following phrase:

           either a one-, two-, three- or six-month period;

     (d) Amendments to Subsection 2.4. (i) Subsection 2.4C(ii) of the Credit
         ----------------------------
Agreement is hereby amended by inserting the following immediately after the phrase "fourth, to the extent of any remaining portion of the Applied Amount, to
        ------
further permanently reduce the Revolving Loan Commitments to the full extent thereof;":

           provided that with respect to a mandatory prepayment of the Loans
           --------
           pursuant to subsection 2.4B(iii)(b) as a result of the incurrence of Indebtedness under the Tack-on Notes, such Applied Amount shall be applied: first to prepay the Short-Term Loan and second, to the
                    -----                                   ------
           extent of any remaining portion of the Applied Amount, to prepay the Tranche A Term Loans and Tranche B Term Loans pro rata, with such prepayment to be applied to the respective remaining installments thereof on a pro rata basis; and

            (ii) Subsection 2.4C(iii) of the Credit Agreement is hereby amended by deleting the word "Any" at the beginning of each sentence thereof, and substituting in lieu thereof the phrase "Except as otherwise provided in subsection 2.4C(ii), any".

     (e) Amendment to Subsection 2.5. Subsection 2.5 of the Credit Agreement
         ---------------------------
is hereby amended by adding the following subdivision (E) immediately following subdivision (D):

              E.  Short-Term Loan. The proceeds of the Short-Term Loan shall be
                  ---------------
     deposited into the deposit account referred to in subsection 2.9 and thereafter applied (i) if the Tack-on Notes are issued, to (a) repurchase receivables sold pursuant to the Receivables Purchase Agreement, dated as of April 19, 2000, between Company and JPMorgan Chase Bank in order to terminate such agreement and (b) prepay outstanding Swing Line Loans and Revolving Loans in accordance with subsection 2.4B(i) or (ii) if the Tack-on Notes are not issued, to pay or prepay the Short-Term Loan.

     (f) Amendment to Section 4. Section 4 of the Credit Agreement is hereby
         ----------------------
amended by adding the following subsection in the proper numerical order:

              4.4 Conditions to Short-Term Loan. The obligation of the
                  -----------------------------
Short-Term Lenders to make the Short-Term Loan are, in addition to the conditions precedent specified in subsection 4.2, subject to the condition that the Administrative Agent shall have received (a) a certificate of the Company, dated the Effective Date, certifying that the Tack-on Notes have been priced and that there exists no fact or circumstance known to the Company that would prevent the issuance of the Tack-on Notes and (b) a promissory note, substantially in the form attached hereto as Exhibit VI, duly executed by Company and issued to each Short-Term Lender.

     (g) Amendment to Subsection 7.1. Subsection 7.1(vi) of the Credit Agreement
         ---------------------------
is hereby amended by adding the phrase "the Short-Term Loan," immediately before the phrase "the Term Loans".

     (h) Amendments to Subsection 7.6. Subsection 7.6 of the Credit Agreement is
         ----------------------------
hereby amended as follows:

          (i) by deleting the portion of the table appearing at the end of subsection 7.6A of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     ----------------------------------------------------------------------
                                               MINIMUM CONSOLIDATED
             TEST PERIOD                           CASH INTEREST
                                                   COVERAGE RATIO
     ----------------------------------------------------------------------
          10/01/01 - 12/31/01                         1.40:1.00
     ----------------------------------------------------------------------
           1/01/02 - 3/31/02                          1.50:1.00
     ----------------------------------------------------------------------
           4/01/02 - 6/30/02                          1.55:1.00
     ----------------------------------------------------------------------
           7/01/02 - 9/30/02                          1.55:1.00
     ----------------------------------------------------------------------
          10/01/02 - 12/31/02                         1.60:1.00
     ----------------------------------------------------------------------
           1/01/03 - 3/31/03                          1.65:1.00
     ----------------------------------------------------------------------

          (ii) by (A) deleting the portion of the table appearing at the end of subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     -----------------------------------------------------------------------
              TEST PERIOD                              MAXIMUM
                                                   LEVERAGE RATIO
     -----------------------------------------------------------------------
          10/01/01 - 12/31/01                         6.40:1.00
     -----------------------------------------------------------------------
           1/01/02 - 3/31/02                          6.65:1.00
     -----------------------------------------------------------------------
           4/01/02 - 6/30/02                          6.55:1.00
     -----------------------------------------------------------------------
           7/01/02 - 9/30/02                          6.55:1.00
     -----------------------------------------------------------------------
          10/01/02 - 12/31/02                         6.20:1.00
     -----------------------------------------------------------------------
           1/01/03 - 3/31/03                          6.10:1.00
     -----------------------------------------------------------------------

         and (B) adding the following provision immediately after the table appearing at the end of subsection 7.6B of the Credit Agreement:

             ; provided that in the event that the Tack-on Notes are issued
               --------
             before March 31, 2003, the portion of the table above starting with the period during which such issuance occurs and through each succeeding period set forth below shall be deleted and the following, to the extent applicable, shall be substituted in lieu thereof:

     -----------------------------------------------------------------------
              TEST PERIOD                              MAXIMUM
                                                   LEVERAGE RATIO
     -----------------------------------------------------------------------
           1/01/02 - 3/31/02                          6.95:1.00
     -----------------------------------------------------------------------
           4/01/02 - 6/30/02                          6.85:1.00
     -----------------------------------------------------------------------
           7/01/02 - 9/30/02                          6.85:1.00
     -----------------------------------------------------------------------
          10/01/02 - 12/31/02                         6.50:1.00
     -----------------------------------------------------------------------
           1/01/03 - 3/31/03                          6.40:1.00
     -----------------------------------------------------------------------

          (iii) by deleting the portion of the table appearing at the end of subsection 7.6C of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     ---------------------------------------------------------------------
             TEST PERIOD                   MINIMUM FIXED CHARGE
                                              COVERAGE RATIO
     ---------------------------------------------------------------------
         10/01/01 - 12/31/01                     0.95:1.00
     ---------------------------------------------------------------------
          1/01/02 - 3/31/02                      0.90:1.00
     ---------------------------------------------------------------------
          4/01/02 - 6/30/02                      0.90:1.00
     ---------------------------------------------------------------------
          7/01/02 - 9/30/02                      0.90:1.00
     ---------------------------------------------------------------------
         10/01/02 - 12/31/02                     0.95:1.00
     ---------------------------------------------------------------------
          1/01/03 - 3/31/03                      1.00:1.00
     ---------------------------------------------------------------------

          (iv) by deleting subsection 7.6D of the Credit Agreement in its entirety and substituting in lieu thereof the following:


                D. Maximum Consolidated Capital Expenditures. Company shall not,
                   -----------------------------------------
          and shall not permit any of its respective Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth
                ------------------------------------------------
          below opposite such Fiscal Year:


     ------------------------------------------------------------------------

                                                      MAXIMUM CONSOLIDATED
                         FISCAL YEAR                  CAPITAL EXPENDITURES
                    (OR PORTION THEREOF)                     AMOUNT
     ------------------------------------------------------------------------
       Fiscal Year ending in December 1998                $40,000,000
               and December 1999
     ------------------------------------------------------------------------
       Fiscal Year ending in December 2000                $25,000,000
               and December 2001
     ------------------------------------------------------------------------
       Fiscal Year ending in December 2002                $30,000,000
         and each Fiscal Year thereafter
     ------------------------------------------------------------------------

          provided, however, that for purposes of this subsection 7.6D,
          --------  -------
          Consolidated Capital Expenditures shall not include expenditures not exceeding $4,000,000 incurred on or prior to December 31, 2001 related to a capital lease or leases for Company's headquarters and product development center.

               (v) by deleting the table appearing at the end of subsection 7.6F of the Credit Agreement in its entirety and substituting in lieu thereof the following:

     -----------------------------------------------------------------
               TEST PERIOD                     MAXIMUM SENIOR
                                               LEVERAGE RATIO
     -----------------------------------------------------------------
            1/01/01 - 3/31/01                     4.50:1.00
     -----------------------------------------------------------------
            4/01/01 - 6/30/01                     4.25:1.00
     -----------------------------------------------------------------
            7/01/01 - 9/30/01                     4.11:1.00
     -----------------------------------------------------------------
           10/01/01 - 12/31/01                    4.00:1.00
     -----------------------------------------------------------------
            1/01/02 - 3/31/02                     4.10:1.00
     -----------------------------------------------------------------
            4/01/02 - 6/30/02                     4.05:1.00
     -----------------------------------------------------------------
            7/01/02 - 9/30/02                     4.00:1.00
     -----------------------------------------------------------------
           10/01/02 - 12/31/02                    3.70:1.00
     -----------------------------------------------------------------
            1/01/03 - 3/31/03                     3.65:1.00
     -----------------------------------------------------------------

     (i) Amendments to Exhibits. The Exhibits to the Credit Agreement are hereby
         ----------------------
amended by deleting Exhibit VI in its entirety and substituting in lieu thereof
Exhibit VI to this Amendment.

           SECTION 3. Waivers to the Credit Agreement.
                      -------------------------------

     (a)   Waivers in Respect of Receivables Purchase Agreement. Any breach by
           ----------------------------------------------------
Company of subsection 2.4B(iii)(a), 7.2 or 7.7 of the Credit Agreement with respect to the Receivables Purchase Agreement, dated as of April 19, 2000, between Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank) (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), and the use of the Net Proceeds thereof (with
 ------------------------------
respect to any breach of subsection 2.4B(iii)(a), solely to the extent such Net Proceeds do not exceed $50,000,000 in any 10-day period) and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived only for the period ending on the earlier of (a) December 31, 2002 or (b) the date the proceeds from the issuance of the Tack-on Notes are used to repurchase receivables sold pursuant to the Receivables Purchase Agreement in order to terminate such agreement.

     (b)   Waiver in Respect of Issuance of Tack-on Notes. Any breach by Company
           ----------------------------------------------
of subsection 7.12B of the Credit Agreement with respect to the issuance of the Tack-on Notes and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (c)   Waivers in Respect of Sponsor Equity Issuance. Any breach by Company
           ---------------------------------------------
of subsections 7.9 or 7.12D of the Credit Agreement with respect to the Sponsor Equity Issuance and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

          SECTION 4. Additional Covenants. Company hereby irrevocably agrees,
                     --------------------
subject to the making of the Short-Term Loan, to make a voluntary prepayment of the Swing Line Loans and Revolving Loans in an amount equal to the excess of the proceeds from the Short-Term Loan over the portion of such proceeds required to repurchase receivables sold pursuant to the Receivables Purchase Agreement in order to terminate such agreement, in accordance with the provisions of subsection 2.4B(i) of the Credit Agreement.

          SECTION 5. Conditions to Effectiveness of Amendment. This Amendment
                     ----------------------------------------
shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):
                                              --------------

     (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of (i) Company, (ii) the Guarantor, (iii) the Requisite Lenders, (iv) Non-Defaulting Lenders having or holding more than 50% of the aggregate Tranche A Term Loan Exposure of all Non-Defaulting Lenders, (v) Non-Defaulting Lenders having or holding more than 50% of the aggregate Tranche B Term Loan Exposure of all Non-Defaulting Lenders and (vi) the Short-Term Lenders.

     (b) Company shall have paid all accrued fees and expenses of the Administrative Agent, the Short-Term Lenders and the reasonable expenses of the Lenders, including the accrued fees and expenses of counsel to the Administrative Agent.

     (c) After giving effect to the Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 6. Representations and Warranties. To induce the Lenders
                     ------------------------------
parties hereto to enter into this Amendment, Company hereby represents and warrants to the Administrative Agent and all of the Lenders that the representations and warranties made by Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          SECTION 7. Effect on the Loan Documents. (a) Except as specifically
                     ----------------------------
amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 8. Amendment Fee. Company shall pay to each Lender which
                     -------------
executes and delivers this Amendment prior to 12:00 noon, New York City time, February 26, 2002, a fee equal to 0.20% of the sum of such Lender's (a) Revolving Credit Commitment, (b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Effective Date and payable no later than February 27, 2002.

          SECTION 9.  Costs, Expenses and Taxes. Company agrees to pay on demand
                      -------------------------
all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 9.

          SECTION 10. Affirmation of Subsidiary Guaranty, Pledge Agreement and
                      --------------------------------------------------------
Credit Agreement. The Guarantor hereby consents to the modification of the
----------------
Credit Agreement contemplated hereby and each of Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
                      -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 12. Execution in Counterparts. This Amendment may be executed
                      -------------------------
by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                          AURORA FOODS INC.



                                          By: /s/ Christopher T. Sortwell
                                              -------------------------------
                                          Name: Christopher T. Sortwell
                                          Title: EVP-CFO

                                          SEA COAST FOODS, INC.


                                          By: /s/ Christopher T. Sortwell
                                              -------------------------------
                                          Name: Christopher T. Sortwell
                                          Title: CFO & Secretary

                                          JP MORGAN CHASE BANK (formerly
                                          known as The Chase Manhattan Bank), as
                                          Administrative Agent, Lender and as a
                                          Short-Term Lender


                                          By: /s/ Kathryn A. Duncan
                                              -------------------------------
                                          Name: Kathryn A. Duncan
                                          Title: Vice President

                                       AG CAPITAL FUNDING PARTNERS, L.P.

                                       By: Angelo, Gordon & Co., L.P., as
                                       Investment Advisor


                                       By: /s/ John W. Fraser
                                           ---------------------------------
                                       Name:  John W. Fraser
                                       Title: Managing Director

                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By: /s/ Jerry D. Zinkula
                                           ---------------------------------
                                       Name:  Jerry D. Zinkula
                                       Title: Authorized Signatory

                                       By: /s/ Charles D. Mires
                                           ---------------------------------
                                       Name:  Charles D. Mires
                                       Title: Authorized Signatory

                                       APEX (IDM) CDO I, LTD.


                                       By: /s/ Roshan White
                                           ---------------------------------
                                       Name:  Roshan White
                                       Title: Vice President

                                       ARCHIMEDES FUNDING, LLC.

                                       By: ING Capital Advisors LLC, as
                                       Collateral Manager

                                       By: /s/ Helen Y. Rhee
                                           ---------------------------------
                                       Name:  Helen Y. Rhee
                                       Title: Vice President & Portfolio Manager

                                ARCHIMEDES FUNDING III, LTD.

                                By: ING Capital Advisors LLC, as Collateral
                                Manager


                                By: /s/ Helen Y. Rhee
                                    --------------------------------
                                Name: Helen Y. Rhee
                                Title: Vice President & Portfolio Manager


                                ARES LEVERAGED INVESTMENT FUND II, L.P.


                                By: ARES Management II, L.P. its General Partner


                                By: /s/ David A. Sachs
                                    --------------------------------
                                Name: David A. Sachs
                                Title: Vice President


                                ARES III CLO LTD.


                                By: ARES CLO Management, LLC its Investment
                                Partner


                                By: /s/ David A. Sachs
                                    --------------------------------
                                Name: David A. Sachs
                                Title: Vice President

                                ARES IV CLO LTD.


                                By: ARES CLO Management IV, L.P. its Investment Partner


                                By: ARES CLO GP IV, LLC its Managing Manager


                                By: /s/ David A. Sachs
                                    -------------------------------
                                Name: David A. Sachs
                                Title: Vice President


                                BALANCED HIGH-YIELD FUND I, LTD.


                                By: ING Capital Advisors LLC, as Asset Manager


                                By: /s/ Helen Y. Rhee
                                    -------------------------------
                                Name: Helen Y. Rhee
                                Title: Vice President & Portfolio Manager


                                BALANCED HIGH-YIELD FUND II, LTD.


                                By: ING Capital Advisors LLC, as Asset Manager


                                By: /s/ Helen Y. Rhee
                                    -------------------------------
                                Name: Helen Y. Rhee
                                Title: Vice President & Portfolio Manager

                                BANCO ESPIRITO SANTO, S.A., NASSAU BRANCH


                                By: /s/ Terry R. Hull
                                    ----------------------------------
                                Name: Terry R. Hull
                                Title: Senior Vice President


                                By: /s/ Andrew M. Orsen
                                    ----------------------------------
                                Name: Andrew M. Orsen
                                Title: Vice President


                                BANK OF AMERICA, NA


                                By: /s/ Kathy A. Stoletz
                                    ----------------------------------
                                Name: Kathy A. Stoletz
                                Title: Vice President


                                BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK
                                BRANCH


                                By: /s/ Francesco Ossino
                                    ----------------------------------
                                Name: Francesco Ossino
                                Title: Director


                                By: /s/ Timothy L. Harrod
                                    ----------------------------------
                                Name: Timothy L. Harrod
                                Title: Managing Director

                                BNP PARIBAS


                                By: /s/ Stephanie Rogers
                                    ---------------------------------
                                Name: Stephanie Rogers
                                Title: Vice President


                                By: /s/ Duane P. Helkowski
                                    ---------------------------------
                                Name: Duane P. Helkowski
                                Title: Director


                                CALLIDUS DEBT PARTNERS CDO FUND I, LTD

                                By: Callidus Capital Management, LLC as
                                Collateral Manager


                                By: /s/ Gary H. Neems
                                    ---------------------------------
                                Name: Gary H. Neems
                                Title: Managing Director


                                CANYON CAPITAL CDO 2001-1 LTD

                                By: Canyon Capital Advisors LLC, its Collateral Manager


                                By: /s/ Joshua S. Friedman
                                    ---------------------------------
                                Name: Joshua S. Friedman
                                Title: Managing Director

                                CENTURION CDO II, LTD.


                                By: American Express Asset Management Group Inc. as Collateral Manager


                                By: /s/ Steven B. Staver
                                    ---------------------------------
                                Name: Steven B. Staver
                                Title: Managing Director


                                CENTURION CDO III, LTD.


                                By: American Express Asset Management Group Inc. as Collateral Manager


                                By: /s/ Steven B. Staver
                                    ---------------------------------
                                Name: Steven B. Staver
                                Title: Managing Director


                                CLYDESDALE CLO 2001-1, LTD.


                                By: Nomura Corporate Research and Asset
                                Management Inc. as Collateral Manager


                                By: /s/ Rick Stewart
                                    ---------------------------------
                                Name: Rick Stewart
                                Title: Director


                                COBANK, ACB


                                By: /s/ S. Richard Dill
                                    ---------------------------------
                                Name: S. Richard Dill
                                Title: Vice President

                                       CYPRESSTREE INVESTMENT PARTNERS II, LTD.,

                                       By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                       By: /s/ P. Jeffrey Huth
                                           -------------------------------
                                       Name:  P. Jeffrey Huth
                                       Title: Principal


                                       DEUTSCHE BANK AG, NEW YORK BRANCH


                                       By: /s/ Thomas A. Foley
                                           -------------------------------
                                       Name:  Thomas A. Foley
                                       Title: Vice President


                                       By: /s/ Alexander Karow
                                           -------------------------------
                                       Name:  Alexander Karow
                                       Title: Vice President


                                       DRYDEN HIGH YIELD CDO 2001-1

                                       By: Prudential Investment Management,
                                       Inc., as attorney-in-fact


                                       By: /s/ John L. Bronson
                                           -------------------------------
                                       Name:  John L. Bronson
                                       Title: Vice President


                                       ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                       By: /s/ Roshan White
                                           -------------------------------
                                       Name:  Roshan White
                                       Title: Vice President

                                        ELC (CAYMAN) LTD. 1999-III


                                        By: /s/ Roshan White
                                            ------------------------------
                                        Name:  Roshan White
                                        Title: Vice President


                                        ELC (CAYMAN) LTD. 2000-1


                                        By: /s/ Roshan White
                                            ------------------------------
                                        Name:  Roshan White
                                        Title: Vice President


                                        EQ ADVISORS TRUST


                                        By: Alliance Capital Management L.P., as
                                        Advisor


                                        By: /s/ Greg Dube
                                            ------------------------------
                                        Name:  Greg Dube
                                        Title: Portfolio Manager


                                        FLEET NATIONAL BANK, on behalf of SUMMIT
                                        BANK


                                        By: /s/ Peter M. Anzivino
                                            ------------------------------
                                        Name:  Peter M. Anzivino
                                        Title: Vice President


                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/ Chauncey Lufkin
                                            ------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ Chauncey Lufkin
                                            --------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President


                                        FRANKLIN CLO I, LIMITED


                                        By: /s/ Chauncey Lufkin
                                            --------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President


                                        FRANKLIN CLO II, LIMITED


                                        By: /s/ Chauncey Lufkin
                                            --------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ W. Jerome McDermott
                                            --------------------------------
                                        Name:  W. Jerome McDermott
                                        Title: Duly Authorized Signatory


                                        HARRIS TRUST AND SAVINGS BANK


                                        By: /s/ Karen L. Knudsen
                                            --------------------------------
                                        Name:  Karen L. Knudsen
                                        Title: Vice President

                                       HSBC BANK USA


                                       By: /s/ John B. Lyons
                                           -------------------------------
                                       Name:  John B. Lyons
                                       Title: Senior Vice President


                                       INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                                       By: Indosuez Capital as Portfolio Advisor


                                       By: /s/ Jack C. Henry
                                           -------------------------------
                                       Name:  Jack C. Henry
                                       Title: Principal


                                       INDOSUEZ CAPITAL FUNDING III, LIMITED


                                       By: Indosuez Capital as Portfolio Advisor


                                       By: /s/ Jack C. Henry
                                           -------------------------------
                                       Name:  Jack C. Henry
                                       Title: Principal


                                       INDOSUEZ CAPITAL FUNDING IV, L.P.,


                                       By: RBC Leveraged Capital as Portfolio
                                       Advisor


                                       By: /s/ Melissa Marano
                                           -------------------------------
                                       Name:  Melissa Marano
                                       Title: Director

                                       IKB DEUTSCHE INDUSTRIEBANK AG, LUXEMBOURG
                                       BRANCH


                                       By: /s/ Manfred Ziwey
                                           ----------------------------------
                                       Name:  Manfred Ziwey
                                       Title: Director

                                       By: /s/ Ana Boherquez
                                           ----------------------------------
                                       Name:  Ana Boherquez
                                       Title: Assistant Director

                                       KZH CYPRESSTREE-1 LLC

                                       By: /s/ Joyce Fraser-Bryant
                                           ----------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                       KZH ING-2 LLC


                                       By: /s/ Joyce Fraser-Bryant
                                           ----------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                       KZH PONDVIEW LLC


                                       By: /s/ Joyce Fraser-Bryant
                                           ----------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                       KZH SHOSHONE LLC


                                       By: /s/ Joyce Fraser-Bryant
                                           ----------------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                          KZH STERLING LLC


                                          By: /s/ Joyce Fraser-Bryant
                                              ----------------------------
                                          Name:  Joyce Fraser-Bryant
                                          Title: Authorized Agent

                                          KZH WATERSIDE LLC


                                          By: /s/ Joyce Fraser-Bryant
                                              ----------------------------
                                          Name:  Joyce Fraser-Bryant
                                          Title: Authorized Agent

                                          MARINER LDC


                                          By: /s/ Charles R. Howe IV
                                              ----------------------------
                                          Name:  Charles R. Howe IV
                                          Title: Director

                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                          By: /s/ Hiroyuki Tsuru
                                              ----------------------------
                                          Name:  Hiroyuki Tsuru
                                          Title: Deputy General Manager

                                        ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President


                                        ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President


                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President

                                        MONUMENT CAPITAL LTD., as Assignee


                                        By: Alliance Capital Management L.P., as
                                        Investment Manager


                                        By: Alliance Capital Management
                                        Corporation, as General Partner


                                        By: /s/ Joel Serebransky
                                            ------------------------------------
                                        Name:  Joel Serebransky
                                        Title: Senior Vice President


                                        MORGAN STANLEY PRIME INCOME TRUST


                                        By: /s/ Sheila A. Finnerty
                                            ------------------------------------
                                        Name:  Sheila A. Finnerty
                                        Title: Executive Director


                                        NATEXIS BANQUES POPULAIRES


                                        By: /s/ Frank H. Madden, Jr.
                                            ------------------------------------
                                        Name:  Frank H. Madden, Jr.
                                        Title: Vice President & Group Manager


                                        By: /s/ Harris Frommer
                                            ------------------------------------
                                        Name:  Harris Frommer
                                        Title: Associate Vice President


                                        NATIONAL CITY


                                        By: /s/ Jennifer R. Hammarlund
                                            ------------------------------------
                                        Name:  Jennifer R. Hammarlund
                                        Title: Assistant Vice President

                                        NEW ALLIANCE GLOBAL CDO, LIMITED

                                        By: Alliance Capital Management L.P., as
                                        Sub-advisor

                                        By: Alliance Capital Management
                                        Corporation, as General Partner

                                        By: /s/ Joel Serebransky
                                            ----------------------------------
                                        Name:  Joel Serebransky
                                        Title: Senior Vice President


                                        NOMURA BOND & LOAN FUND


                                        By: UFJ Trust Company of New York, as
                                            Trustee

                                        By: Nomura Corporate Research and Asset
                                        Management Inc., Attorney in Fact


                                        By: /s/ Rick Stewart
                                            ----------------------------------
                                        Name:  Rick Stewart
                                        Title: Director


                                        NORTHWOODS CAPITAL, LIMITED

                                        By: Angelo, Gordon & Co., L.P., as
                                        Collateral Manager



                                        By: /s/ John W. Fraser
                                            ----------------------------------
                                        Name:  John W. Fraser
                                        Title: Managing Director

                                        NORTHWOODS CAPITAL II, LIMITED

                                        By: Angelo, Gordon & Co., L.P., as
                                        Collateral Manager


                                        By: /s/ John W. Frase
                                            ----------------------------------
                                        Name:  John W. Fraser
                                        Title: Managing Director


                                        NORTHWOODS CAPITAL III, LIMITED

                                        By: Angelo, Gordon & Co., L.P., as
                                        Collateral Manager


                                        By: /s/ John W. Fraser
                                            ----------------------------------
                                        Name:  John W. Fraser
                                        Title: Managing Director


                                        NYLIM HIGH YIELD CDO 2001 LTD

                                        By: /s/ John Cibbarelli
                                            ----------------------------------
                                        Name:  John Cibbarelli
                                        Title: Director


                                        OLYMPIC FUNDING TRUST, SERIES 1999-1


                                        By: /s/ Diana L. Mushill
                                            ----------------------------------
                                        Name:  Diana L. Mushill
                                        Title: Authorized Agent


                                        OPPENHEIMER SENIOR FLOATING RATE FUND


                                        By: /s/ David Foxhaven
                                            ----------------------------------
                                        Name:  David Foxhaven
                                        Title: A.V.P.

                                        PACIFICA PARTNERS I, L.P.


                                        By: /s/ Tom Colwell
                                            -------------------------------
                                        Name:  Tom Colwell
                                        Title: Vice President


                                        PILGRIM PRIME RATE TRUST


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President


                                        PILGRIM SENIOR INCOME FUND


                                        By: ING Pilgrim Investment LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President


                                        PILGRIM AMERICA HIGH INCOME INVESTMENTS
                                        INC. LTD.


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President

                                        PILGRIM CLO 1999-1 LTD.


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            --------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President


                                        PINEHURST TRADING, INC.


                                        By: /s/ Diana L. Mushill
                                            --------------------------------
                                        Name:  Diana L. Mushill
                                        Title: Asst. Vice President


                                        PPM SPYGLASS FUNDING TRUST


                                        By: /s/ Diana L. Mushill
                                            --------------------------------
                                        Name:  Diana L. Mushill
                                        Title: Authorized Agent


                                        PROMETHEUS INVESTMENT FUNDING NO. 1 LTD

                                        By: CPF Asset Advisory, LLC as
                                            Investment Manager


                                        By: /s/ Francesco Ossino
                                            -------------------------------
                                        Name:  Francesco Ossino
                                        Title: Director


                                        By: /s/ Timothy L. Harrod
                                            -------------------------------
                                        Name: Timothy L. Harrod
                                        Title: Managing Director

                                PUTNAM DIVERSIFIED INCOME TRUST


                                By: /s/ John R. Verani
                                    ----------------------------------
                                Name: John R. Verani
                                Title: Vice President


                                PUTNAM FUNDS TRUST - PUTNAM HIGH YIELD TRUST II


                                By: /s/ John R. Verani
                                    ----------------------------------
                                Name: John R. Verani
                                Title: Vice President

                                PUTNAM HIGH YIELD ADVANTAGE FUND


                                By: /s/ John R. Verani
                                    ----------------------------------
                                Name: John R. Verani
                                Title: Vice President


                                PUTNAM HIGH YIELD TRUST


                                By: /s/ John R. Verani
                                    ----------------------------------
                                Name: John R. Verani
                                Title: Vice President


                                SENIOR DEBT PORTFOLIO

                                By: Boston Management and Research as Investment Advisor

                                By: /s/ Scott H. Page
                                    ----------------------------------
                                Name: Scott H. Page
                                Title: Vice President

                                        SEQUILS PILGRIM-1 LTD.


                                        By: ING Pilgrim Investments LLC as its
                                        Investment Manager


                                        By: /s/ Jason Groom
                                            -------------------------------
                                        Name:  Jason Groom
                                        Title: Vice President


                                        SEQUILS-CENTURION V, LTD


                                        By: American Express Asset Management
                                        Group Inc. as Collateral Manager


                                        By: /s/ Steven B. Staver
                                            -------------------------------
                                        Name: Steven B. Staver
                                        Title: Managing Director


                                        SIMSBURY CLO LIMITED

                                        By: MassMutual Life Insurance Co. as
                                        Collateral Manager


                                        By: /s/ Steven J. Katz
                                            -------------------------------
                                        Name: Steven J. Katz
                                        Title: Second Vice President and
                                               Associate General Counsel


                                        SUNTRUST BANK


                                        By: /s/ Thomas G. Hamby
                                            -------------------------------
                                        Name:  Thomas G. Hamby
                                        Title: Vice President

                                VAN KAMPEN SENIOR INCOME TRUST


                                By: Van Kampen Investment Advisory Corp.


                                By: /s/ Darvin D. Pierce
                                    ------------------------------------
                                Name:  Darvin D. Pierce
                                Title: Executive Director

                                VAN KAMPEN PRIME RATE INCOME TRUST


                                By: Van Kampen Investment Advisory Corp.


                                By: /s/ Darvin D. Pierce
                                    ------------------------------------
                                Name: Darvin D. Pierce
                                Title: Executive Director

                                VAN KAMPEN CLO I, LIMITED

                                By: Van Kampen Investment Advisory Corp, as
                                Collateral Manager


                                By: /s/ Darvin D. Pierce
                                    ------------------------------------
                                Name: Darvin D. Pierce
                                Title: Executive Director

                                VAN KAMPEN CLO II, LIMITED

                                By: Van Kampen Investment Advisory Corp as
                                Collateral Manager


                                By: /s/ Darvin D. Pierce
                                    ------------------------------------
                                Name: Darvin D. Pierce
                                Title: Executive Director

                                        WELLS FARGO BANK, N.A.


                                        By: /s/ Hugh Diddy
                                            ------------------------------------
                                        Name:  Hugh Diddy
                                        Title: Vice President

                                        WINGED FOOT FUNDING TRUST

                                        By: /s/ Diana L. Mushill
                                            ------------------------------------
                                        Name:  Diana L. Mushill
                                        Title: Authorized Agent

                                        UBS AG, STAMFORD BRANCH

                                        By: /s/ David J. Kalal
                                            ------------------------------------
                                        Name:  David J. Kalal
                                        Title: Executive Director Recovery
                                               Management

                                        By: /s/ Anthony N. Joseph
                                            ------------------------------------
                                        Name:  Anthony N. Joseph
                                        Title: Associate Director Banking
                                               Products Services, US

                                                                      EXHIBIT VI

                      [FORM OF SHORT-TERM PROMISSORY NOTE]

                                AURORA FOODS INC.

          PROMISSORY NOTE DUE [ONE DAY AFTER ISSUANCE OF TACK-ON NOTES]



$50,000,000.00                                                New York, New York
                                                                November 1, 1999

          FOR VALUE RECEIVED, AURORA FOODS INC., a Delaware corporation ("Company"), promises to pay to JPMorgan Chase Bank ("Payee") or its registered assigns the principal amount of $50,000,000, on the date set forth above, in accordance with the provisions of that certain Fifth Amended and Restated Credit Agreement dated as of November 1, 1999, by and among Company, the financial institutions listed therein as Lenders, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), National Westminster Bank PLC, as Syndication Agent, and UBS AG, Stamford Branch, as Documentation Agent (said Fifth Amended and Restated Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          Company also promises to pay interest on the outstanding principal amount hereof, from the date hereof until paid in full, at the rate of Base Rate plus 2.75% upon maturity or such earlier date on which Payee demands payment in full of the principal amount hereof, in accordance with the provisions of the Credit Agreement.

          This Note is the Company's promissory note referenced in Subsection
2.9 of the Credit Agreement in the aggregate principal amount of $50,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Short-Term Loan evidenced hereby was made and is to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that
                                                        --------  -------
the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement.

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          This Note is entitled to the benefits of the Guaranties and is secured pursuant to the Collateral Documents.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                            AURORA FOODS INC.



                                            By:____________________________
                                               Name:
                                               Title:

                                                                      Schedule A
                                                              to Short-Term Note
                                                              ------------------

                     LOANS AND REPAYMENTS OF BASE RATE LOANS

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                                              Amount of Principal of Base      Unpaid Principal Balance of
   Date        Amount of Base Rate Loans          Rate Loans Repaid                 Base Rate Loans             Notation Made By
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
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